U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 14, 2011

GLOBAL IMMUNE TECHNOLOGIES, INC.
(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

2809 Great Northern Loop, Suite 100, Missoula, MT 59808-1749
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, (406)   558 -  4947

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 1. Registrant’s Business and Operations

None

SECTION 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to an agreement dated 20 December 2010 on 15 February 2011 common stock was issued to complete the previously announced Acquisition of the hybrid solar energy collector technology from Mid Atlantic Capital Associates SL and the joint venture known as Renon uG with the Institute for Applied Technologies.

Item 2.03 Creation of Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.

On January 5, 2011 the company issued a promissory note to a related party company of a shareholder for $20,838.00 due and payable on demand.

And on March 2, 2011 the board of directors has agreed to settle all existing debt with creditors in the amount of $659,886 at the rate of $0.15 per share.

SECTION 3. Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Pursuant to Section 171 of the Securities Act, Revised Statutes British Columbia, 1996, c. 418: On August 11, 2005, the Executive Director ordered under section 164(1) of the Act, that all trading in the securities of Global Immune Technologies Inc. cease until it files the required records and the Executive Director revokes the cease trade order. On February 28, 2006, the Company changed its corporate domicile from British Columbia, Canada to the State of Wyoming. Global Immune has migrated and has ceased to be a reporting issuer under section 88 of the Act. The Executive Director considers that to revoke the cease trade order would not be prejudicial to the public interest. Under section 171 of the Act, the Executive Director orders that the cease trade order is revoked as of March 4, 2011. The Alberta Securities Commission had also issued a cease trade order and revoked it on March 4, 2011.

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On 15 February 2011 the Institute of Applied Technology was issued shares of common stock in the amount of 92,000,000 shares being approximately 80.08% of the then issued shares of common stock outstanding, additionally 1,000,000 shares were paid as the fee for the deal to the seller, Mid Atlantic Capital Associates SL and a finder’s fee of 5,694,508 shares were paid equalling less than 5% of the then issued and outstanding common stock. The Registrant now has 114,890,153 shares of common stock issued and outstanding with no change in the float estimated at approximately 11,000,000.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 2, 2011 at a Meeting of the Board of Directors, the meeting elected one new director increasing the size of the board to two members. The new member is Uwe Vincenz. Mr. Vincenz who will also be Vice President of Research and Development graduated from the Technical University Chemnitz with a degree in mechanical engineering. He also is a Master Mechanic specializing in heating and cooling technology. He personally developed major portions of the hybrid technology including system components and contributes additional technical improvements as part of the overall RENON strategy. Mr. Vincenz has designed and executed major energy and heating projects in Germany, Switzerland, Russia and China. Ms. Vincenz, wife of Uwe founded the Institute of Applied Technology, who is our previously announced Joint Venture partner operating as RENON, based at Hauptstraße 1c, Windischlueba, Germany 04603.
Tel. +49 3447 83 44 48

Mr. Vincenz will be paid for his services through RENON, our previously announced joint venture with partner, Institute of Applied Technology.

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business. Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Safe Harbor for Failure to File

Because of the difficulty inherent in quick judgments regarding materiality and need to file under some of the new Form 8-K items, the SEC has adopted a limited safe harbor that will protect the company from (1) antifraud liability under Exchange Act Section 10(b) and Rule 10b-5 or (2) loss of eligibility to use abbreviated registration statement forms (i.e., Forms S-2 and S-3) under the Securities Act of 1933, solely as a result of failure to make a timely filing on Form 8-K. The failure-to-file safe harbor relates only to Items 1.01, 1.02, 2.03, 2.04, 2.05, 2.06 and 4.02(a) of amended Form 8-K, each of which requires management to make assessments regarding materiality or a determination regarding the occurrence of a triggering event.

The antifraud liability safe harbor relates only to the failure to file and not to misstatements or omissions that are made in Form 8-K disclosure. The liability safe harbor extends only until the due date of the company's next periodic report (in which the required disclosures must be made).

SECTION 8. Other Events

Item 8.01 Other Events

The Corporation changed the location of its registered office effective March 1, 2011, from Avenida Jaime III, 25 1-B, 07012 Palma de Mallorca, Spain to Suite 100, 2809 Great Northern Loop, Missoula, MT 59808-1749. The new telephone number is (406) 558-4947.

SECTION 9. Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated March 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.
Dated: March 14, 2011

By: Donald L. Perks
Title: Director & President